United States

Securities And Exchange Commission

Washington, DC 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): July 19, 2018

MILLER INDUSTRIES, INC.

(Exact Name of Registrant as Specified in Its Charter)

Tennessee	001-14124	62-1566286
(State or Other Jurisdiction of	(Commission File Number)	(I.R.S. Employer Identification No.)
Incorporation or organization)

8503 Hilltop Drive, Ooltewah, Tennessee

37363

(Address of Principal Executive Offices)

(Zip Code)

(423) 238-4171

(Registrant’s telephone number, including area code)

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01	Entry into a Material Definitive Agreement.

On July 19, 2018, Miller Industries, Inc. (the “Company”) and certain of its subsidiaries entered into an Amended and Restated Loan Agreement (the “Amended Loan Agreement”) with First Tennessee Bank National Association (“First Tennessee”). The Amended Loan Agreement amends and restates the loan agreement governing the Company’s existing $50.0 million unsecured revolving credit facility (the “Credit Facility”) with First Tennessee (the “Prior Loan Agreement”) to (i) renew and extend the maturity date of the Credit Facility from May 31, 2019 to May 31, 2020 and make certain other conforming changes, (ii) remove and replace a subsidiary of the Company as a borrower under the Credit Facility and (iii) modify certain other terms, including definitions and representations and warranties, set forth therein. In connection with the execution and delivery of the Amended Loan Agreement, the Company delivered to First Tennessee that certain Amended and Restated Master Revolving Credit Note, dated as of July 19, 2018 (the “Amended Note”), in the principal amount of $50.0 million, with a maturity date of May 31, 2020. All other material terms and conditions of the Prior Loan Agreement remain unchanged.

The foregoing description of the Amended Loan Agreement and the Amended Note is qualified in its entirety by reference to the Amended Loan Agreement and the Amended Note, copies of which are attached hereto as Exhibit 10.1 and 10.2, respectively, to this Current Report on Form 8-K and are incorporated by reference herein.

Item 2.03	Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant.

The information required by Item 2.03 relating to the Amended Loan Agreement and the Amended Note is contained in Item 1.01 of this Current Report on Form 8-K and is incorporated herein by reference.

Item 9.01	Financial Statements and Exhibits.

(d)	Exhibits.

Exhibit No.	Exhibit Description
10.1	Amended and Restated Loan Agreement, dated as of July 19, 2018, by and among the Registrant, certain of the Registrant’s wholly-owned subsidiaries, and First Tennessee Bank National Association

10.2	Amended and Restated Master Revolving Credit Note dated as of July 19, 2018 from the Registrant payable to First Tennessee Bank National Association

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Miller Industries, Inc.

	By:	/s/ Deborah Whitmire
Deborah Whitmire
Executive Vice President, Chief Financial Officer and
Treasurer

Dated: July 25, 2018